SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                 DATE OF EARLIEST REPORTED EVENT - July 28, 2000


                           Yifan Communications, Inc.
             (Exact name of Registrant as specified in its charter)




        Delaware                   000-23672                 34-1692323
(State or other jurisdiction of   (Commission               (IRS Employer
incorporation or organization)   File Number)          Identification Number)


                               1612 NORTH OSCEOLA
                            CLEARWATER, FLORIDA 33755
              (Address of Registrant's principal executive offices)

                                 (727) 443-3434
              (Registrant's telephone number, including area code)

                                 (727) 443-5240
              (Registrant's facsimile number, including area code)


                          SMART GAMES INTERACTIVE, INC.
          (Former name or former address, if changed since last report)

                       INTRODUCTORY NOTE TO CURRENT REPORT

     THIS CURRENT REPORT ON FORM 8-K PROVIDES INFORMATION RESPECTING THREE RECENT CORPORATE EVENTS:

     o    A NAME CHANGE THAT BECAME EFFECTIVE JULY 28, 2000;

     o A REVERSE SPLIT AND CHANGE IN AUTHORIZED CAPITAL STOCK THAT WILL BECOME EFFECTIVE SEPTEMBER 30, 2000; AND

     o    A MATERIAL ACQUISITION THAT CLOSED JULY 30, 2000.

     THE ISSUER HAS NOT HAD SUFFICIENT TIME TO PREPARE A COMPLETE CURRENT REPORT ON FORM 8-K WITH RESPECT TO ITS RECENT ACQUISITION AND IS ONLY PROVIDING SUMMARY INFORMATION IN THIS CURRENT REPORT. A MORE DETAILED CURRENT REPORT RELATING TO THE ACQUISITION, INCLUDING AUDITED FINANCIAL STATEMENTS OF THE BUSINESS ACQUIRED AND PRO FORMA FINANCIAL STATEMENTS OF THE COMBINED ENTITIES WILL BE FILED WITHIN 15 DAYS IN ACCORDANCE WITH THE RULES OF THE COMMISSION.


Item 5.
OTHER EVENTS

Name Change

      On July 21, 2000, Smart Games Interactive, Inc. (the "Issuer") filed a "Certificate of Ownership and Merger" with the Secretary of State of the State of Delaware that merged the Issuer's wholly-owned subsidiary Yifan Communications, Inc. into the Issuer. This Certificate of Ownership and Merger provided that from and after the effective date of the merger, the name of the merged companies would be Yifan Communications, Inc. The merger and name change became effective at 12:01 a.m. on July 28, 2000 and the Issuer's common stock will begin trading on the OTC Bulletin Board under its new symbol "YFNC" on July 31, 2000.

      The merger of the Issuer and its wholly-owned subsidiary was effected for the purpose of changing the Issuer's name in connection with a business combination transaction described elsewhere herein. No substantive changes were made in the rights of stockholders in connection with the merger. Accordingly, each stockholder of record will be entitled to one vote for each share held at each meeting of the stockholders in respect to any matter on which stockholders have the right to vote. Stockholders have no cumulative voting rights, nor will they have any preemptive rights. Stockholders will be entitled to receive, when and as declared by the Issuer's Board of Directors, out of legally available earnings and surplus, any dividends payable either in cash, in property or in shares of the capital stock of the Issuer. Stockholders will not be asked to return their stock certificates for replacement with new certificates bearing the Issuer's new name.

Amendment of Certificate of Incorporation

      Adoption of Amendment. On July 27, 2000, two corporations that collectively own 18,500,000 shares, or approximately 57%, of the issued and outstanding $0.0002 par value common stock of the Issuer (the "Old Common") executed written consents to a proposed amendment to the Issuer's Certificate of Incorporation (the "Amendment"). The Amendment was a negotiated element of a business combination transaction described elsewhere in this Current Report on Form 8-K and will not take effect until September 30, 2000. The Amendment was filed with the Secretary of State of the State of Delaware on July 27, 2000. When the Amendment becomes effective on September 30, 2000, it will (a) implement a 1 for 40 reverse split of the Issuer's Old Common and (b) increase the authorized capitalization of the Issuer to 100,000,000 shares of $0.008 par value common stock ("New Common") and 10,000,000 shares of $0.008 par value preferred stock ("New Preferred"). The operative text of the Amendment is set forth below:

                                   ARTICLE IV
                                  CAPITAL STOCK

     4.1 Reverse Split of Outstanding Common Stock. Effective at 12:01 a.m. EST on September 30, 2000, and without any further action by the holders of the Common Stock of the Corporation, the THIRTY TWO MILLION, FIVE HUNDRED THOUSAND (32,500,000) issued and outstanding shares of the Corporation's $0.0002 par value common stock ("Old Common"), together with any additional shares of the Corporation's Old Common that are or may be issued prior to the effective time set forth above, shall be consolidated or "reverse split" in the ratio of one (1) share of $0.008 par value common stock ("New Common") for every forty (40) shares of Old Common currently held by a stockholder so that the total issued and outstanding capital stock of the Corporation shall consist of EIGHT HUNDRED TWELVE THOUSAND FIVE HUNDRED (812,500) shares, more or less, as adjusted for any additional issuances of Old Common prior to the effective time set forth above. No fractional shares of New Common shall be issued in connection with the reverse split. In the event that the foregoing reverse split would result in the issuance of a fractional share of New Common to any stockholder, the Corporation shall pay the Stockholder entitled thereto an amount in cash equal to the fair market value of such fractional shares, determined as of the close of business on September 29, 2000.

     4.2 Authorized Capital. From and after 12:01 a.m. EST on September 30, 2000, the Corporation shall be authorized to issue a total of One Hundred Ten Million (110,000,000) shares of capital stock which shall be subdivided into classes as follows:

       (a) One Hundred Million (100,000,000) shares of the Corporation's capital stock shall be denominated as Common Stock, have a par value of $0.008 per share, and have the rights, powers and preferences set forth in this paragraph. The Holders of Common Stock shall share ratably, with all other classes of common equity, in any dividends that may, from time to time, be declared by the Board of Directors. No dividends may be paid with respect to the Corporation's Common Stock, however, until dividend distributions to the holders of Preferred Stock, if any, have been paid in accordance with the certificate or certificates of designation relating to such Preferred Stock. The holders of Common Stock shall share ratably, with all other classes of common equity, in any assets of the Corporation that are available for distribution to the holders of common equity securities of the Corporation upon the dissolution or liquidation of the Corporation. The holders of Common Stock shall be entitled to cast one vote per share on all matters that are submitted for a vote of the stockholders.

       (b) Ten Million (10,000,000) shares of the Corporation's authorized capital stock shall be denominated as Preferred Stock, par value of $0.008 per share. Shares of Preferred Stock may be issued from time to time in one or more series as the Board of Directors, by resolution or resolutions, may from time to time determine, each of said series to be distinctively designated. The voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereof, if any, of each such series of Preferred Stock may differ from those of any and all other series of Preferred Stock at any time outstanding, and the Board of Directors is hereby expressly granted authority to fix or alter, by resolution or resolutions, the designation, number, voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, of each such series of Preferred Stock.

      Reason for Amendment. At December 31, 1999, the Issuer had no material assets, no active management and no ongoing operations, and its liabilities exceeded its total assets by approximately $700,000. Nevertheless, it was believed that it might be possible to recover some value for the stockholders through the implementation of a plan whereby the Issuer would be restructured as a "public shell" for the purpose of effecting a business combination transaction with a suitable privately-held company. In a Current Report on Form 8-K dated April 17, 2000, (the "April 8-K") the Issuer disclosed the terms of a related series of transactions whereby

     o Tobem Investments Limited, a Cayman Islands corporation, purchased 15,000,000 shares, or approximately 54%, of the Issuer's Old Common for $75,000 in cash.

     o The Board of Directors appointed Tobem's nominee, Ms. Sally A. Fonner, to serve as the sole member of the Issuer's Board of Directors during the restructuring period.

     o The Issuer executed a Project Management Agreement that authorized Capston Network Company, a Delaware corporation owned by Ms. Fonner, to negotiate compromise agreements with the Issuer's creditors, negotiate the terms of a business combination agreement between the Issuer and a suitable privately-held company and take such other action as may be necessary to restructure the Issuer's affairs.

     The April 8-K also disclosed that if Capston was able to negotiate settlement agreements with the Issuer's creditors and negotiate a suitable business combination agreement, it would probably be necessary for the Issuer to effect a reverse split of at least 1 for 40 and authorize the issuance of additional shares to facilitate the business combination and the go-forward activities of the combined entities.

     Since the date of the April 8-K, Capston has been actively managing the Issuer's affairs and negotiating settlement agreements with the Issuer's creditors. In connection with these activities, Capston has spent the entire $75,000 contributed by Tobem, and contributed an additional $35,000 in cash from its own funds. In accordance with the terms of the Project Management Agreement, the additional contributions from Capston have been accounted for as a cash purchase of 3,500,000 shares of Old Common by Capston at a price of $0.01 per share.

     After giving effect to the sale of 15,000,000 shares of Old Common to Tobem, the issuance of an additional 3,500,000 shares of Old Common to Capston for an additional $35,000 in cash and the issuance of 1,351,756 shares of Old Common to the Issuer's former legal counsel in settlement of claims for unpaid fees, the Issuer has a total of 32,500,000 shares of Old Common issued and outstanding on the date of this Current Report.

     Capston has recently negotiated the terms of a business combination transaction that requires the Issuer to issue more shares of stock than would have been permissible under the Issuer's Certificate of Incorporation. The agreements relating to the transaction also require the Issuer to implement a 1 for 40 reverse split of the Old Common. The Amendment was adopted by the Issuer for the primary purpose of facilitating the prompt closing of this agreement.

      No Right to Vote, Dissent or Exercise Appraisal Rights. The Amendment was proposed by the Issuer's Board of Directors, approved by the written consent of the holders of a majority of the Issuer's outstanding shares and filed in the office of the Delaware Secretary of State on July 28, 2000. Under the General Corporation Law of Delaware, the stockholders of the Issuer who were not afforded an opportunity to consent or otherwise vote with respect to the Amendment have no right to dissent or require a vote of all the Issuer's stockholders. Moreover, the business combination transaction has been structured as a reverse takeover transaction and the stockholders will have no right to vote with respect to the approval of the transaction or the terms thereof. The provisions of the General Corporation Law of Delaware that grant stockholders appraisal rights in connection with certain merger transactions will not be applicable to the business combination.

      Legal Status of Amendment. The Amendment has been proposed, approved and filed in accordance with the requirements of the General Corporation Law of Delaware. While a Delaware corporation may withdraw a filed amendment prior to its effective date if such withdrawal is approved by the requisite stockholder vote, it is the opinion of legal counsel that the execution and closing of the proposed business combination transaction will effectively foreclose this option. Accordingly, the Issuer does not intend to alter the terms of the Amendment, although it may elect to change the effective date thereof.

      Effectiveness of Amendment. Under Section 14(c) of the Securities Exchange Act of 1934, the Amendment cannot become effective until 20 days after the Issuer mails to all of its stockholders an "Information Statement Pursuant to
Section 14(c) of the Securities Exchange Act of 1934" that provides the detailed information on the Issuer and the Amendment. Within 15 days, the Issuer intends to file a Current Report on Form 8-K that describes the acquisition and within 5 days thereafter, the Issuer intends to file an Information Statement that provides the information required to Section 14(c) of the Securities Exchange Act of 1934. When the Issuer has responded to any comments from the SEC's staff and is legally authorized to mail the Information Statement to its stockholders, the Issuer intends to take such additional action as may be necessary to change the effective date of the Amendment to the date which is 20 days after the mailing date of the Information Statement.

Acquisition of Yifan, Inc.

     Overview of Acquisition Terms. On July 30, 2000, Issuer entered into a reorganization agreement with Yifan, Inc., a New York corporation ("Yifan"), and all of its stockholders. In connection with this Agreement, (a) the Issuer has effected the name change described elsewhere herein, (b) the Issuer has filed the Amendment described elsewhere herein which will reduce its issued and outstanding common stock to 812,500 shares of New Common and increase its authorized capital, (c) the stockholders of Yifan have contributed all of their interest in Yifan to the Issuer solely in exchange for the right to receive 11,755,688 shares of New Common on the effective date of the Amendment, (d) the Issuer has agreed to issue 176,335 shares of New Common to certain finders who assisted in the negotiation of the Yifan transaction; and (c) Capston has agreed to transfer an additional 88,168 shares of New Common to such finders.

     Taking all of the foregoing into account, and after giving effect to the acquisition, there will be approximately 12,744,523 shares of New Common issued and outstanding on September 30, 2000, the effective date of the Amendment. No shares of Preferred Stock will be issued and outstanding.

   Overview of Future Business Activities. Yifan, Inc. is a specialized Chinese Language Internet communications, e-commerce and software development company that offers:

     o online news, information, entertainment and community services to Chinese communities in the United States and Asia;

     o    business  to  business   ("B2B")  and  business  to  consumer  ("B2C")
          e-commerce software solutions for wholesale and retail enterprises serving Chinese communities worldwide; and

     o    other proprietary Chinese language Internet software solutions.

     In May 1997, Yifan He, a Chinese computer science student at SUNY Stonybrook, established an Internet portal site called "Yifan.com." This site was written entirely in Simplified Chinese, the standard written language in the Peoples Republic of China (the "PRC"), and focused on the needs of ethnic Chinese living in the northeastern United States. Concurrently, Mr. He established "E-omninet," a free service that gives registered users access to a number of special online features including a file manager, address book, bookmarks, solar and lunar calendars, event reminders, POP3 e-mail and web hosting. E-Omninet permits a registered user to record and access personal and business information from any location, and if desired, share that information with others.

     Since 1997, the portal established by Mr. He has grown, adapted and changed significantly as it developed from a hobby to an established Internet portal that operates under four principal domain names "yifan.com," "yifan.net," "yifannet.com" and "gotofind.com." Yifan presently serves approximately 100,000 registered users and generates approximately 1 million page impressions per day from its principal Internet portal sites.

     While rapid growth is to be expected in Internet related businesses, the key feature that differentiates Yifan, Inc. is that is has experienced substantial growth with virtually no advertising or promotion, other than word of mouth. Where other Internet companies have relied on expensive advertising and promotion to attract a broad user base, Yifan, Inc. has relied exclusively on the features of a "Community" that will be critical to its' long-term success
- responsiveness to the needs of a carefully targeted audience and reliance on user feedback and contributions.

      In 1998, Mr. He began to seek outside financing to enhance the yifan.com site, expand the scope of his service to the Chinese community and create proprietary Chinese language software products that will make the Internet more accessible to the one-quarter of the world's population that reads and writes Chinese. After obtaining financial and business assistance from several leading members of the Chinese community in the New York Metropolitan area, Mr. He embarked on an ambitious software development project that has resulted in several proprietary software products:

     o Search Engine - provides the fastest Chinese language search of any engine on the Internet;

     o Web Crawler - uses both Simplified Chinese and Traditional Chinese to search and categorize Chinese language web pages;

     o    Translation   Utility  -  converts  between   Simplified  Chinese  and
          Traditional Chinese characters on the fly while a page is downloading;

     o Content Provider Shell ("CPS") - provides all of the core programming modules needed by users who want to establish a wide variety of Chinese language "content" sites;

     o E-commerce Shell ("ECS") - provides all of the core programming modules needed by users who want to establish a wide variety of B2B and B2C e-commerce sites;

     o Tollgate Utility - allows a user to download encrypted copies of copyrighted books and other documents that can only be read on the computer that downloaded the document, thereby protecting the copyright owners;

     o    Distance   Learning   Products  -  facilitate   the   development   of
          Internet-based education programs for users of Chinese descent; and

     o    Chinese language chat room software.

     At the date of this Current Report on Form 8-K, Yifan, Inc. also provides a variety of value-added business services designed to enhance the Internet presence of its' clients, including store hosting and management, and Web site tools and services. Yifan, Inc. is not engaged in the business of building, maintaining or operating specific websites on a contract basis, because it believes such fee for service activities are not likely to generate recurring revenues comparable to those experienced by software developers. Rather, it is focusing its' efforts on the software tools and business systems that will be essential as the Internet becomes an important feature of the landscape in the PRC and other Chinese speaking countries.

     At the date of this Current Report on Form 8-K, the combined companies have a net worth of less than $500,000 and the Old Common has a net tangible book value of less than $.001 per share.

      Anticipated Future Filings. As a result of the business combination transaction, the Issuer will be required to make several additional filings with the SEC. The nature of the required filings and the anticipated dates thereof are discussed in the following paragraphs:

     o Within 5 days, the Issuer intends to file with the SEC and promptly distribute to its stockholders an "Information Statement Pursuant to
          Section 14(f) of the Securities Exchange Act of 1934" which discloses that effective on the 10th day after the mailing thereof, four individuals selected by Yifan will be appointed to the Board of Directors;

     o Within 15 days, the Issuer intends to file with the SEC a Current Report on Form 8-K that provides detailed information on the business combination transaction, including audited historical financial information on Yifan and unaudited pro forma financial information on the combined companies;

     o    Within  20  days,   the  Issuer  intends  to  file  with  the  SEC  an
          "Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934" that provides the detailed disclosure on the Amendment and the Yifan transaction required by the Rules of the SEC;

     o When the Issuer has responded to any comments from the SEC's staff and is legally authorized to mail to its stockholders the "Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934," the Issuer intends to take such additional action as may be necessary to change the effective date of the Amendment to the date which is 20 days after the mailing date of the Information Statement;

ITEM 7.
Financial Statements and Exhibits

 (c)  Exhibits.

     3.1 Certificate of Ownership and Merger merging Yifan Communications, Inc. into Smart Games Interactive Inc. dated July 21, 2000

     3.2 Amendment to the Certificate of Incorporation of Yifan Communications, Inc. dated July 27, 2000

     99.1 Press Release

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

YIFAN COMMUNICATIONS, INC.
July 31, 2000



By:             /s/
   ---------------------------
   Sally A. Fonner, Sole Director